                                                                    Exhibit 99.3

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                              FINANCIAL STATEMENTS

              BALANCE SHEETS AT JUNE 30, 2004 AND DECEMBER 31, 2003
                                       AND
                     STATEMENTS OF OPERATIONS, COMPREHENSIVE
                         INCOME, AND CASH FLOWS FOR THE
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                                       AND
                   ACCOUNTANT'S REPORT ON FINANCIAL STATEMENTS

                     [Letterhead of McKonly & Asbury, LLP]

                              ACCOUNTANT'S REPORT

Joel, Inc. d/b/a Simon Candy Company and Pharmaloz
Elizabethtown, Pennsylvania

We have reviewed the  accompanying  balance sheet of Joel Inc. d/b/a Simon Candy
Company and  Pharmaloz  (an S  Corporation)  as June 30,  2004,  and the related statements  of  operations,  comprehensive  income,  and cash  flows for the six months ended June 30, 2004 and 2003, in accordance  with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified
Public Accountants.  All information  included in these financial  statements is the representation of the management of Joel, Inc. d/b/a Simon Candy Company and
Pharmaloz.

A review consists  principally of inquiries of Company  personnel and analytical procedures  applied to financial data. It is substantially less in scope than an audit in accordance  with auditing  standards  generally  accepted in the United
States of  America,  the  objective  of which is the  expression  of an  opinion regarding  the financial  statements  taken as a whole.  Accordingly,  we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

We have  previously  audited,  in accordance with auditing  standards  generally accepted in the United States of America,  the balance sheet of Joel, Inc. as of
December  31,  2003,  and the  related  statements  of  operation  and  retained earnings,  comprehensive  income,  and cash  flows for the year then  ended (not presented  herein);  and in our report dated  February 20, 2004, we expressed an
unqualified  opinion  on  those  financial  statements.   In  our  opinion,  the
information set forth in the accompanying balance sheet as of December 31, 2003, is fairly  stated,  in all material  respects,  in relation to the balance sheet from which it has been derived.

/s/ MCKONLY & ASBURY, LLP

Harrisburg, Pennsylvania
August 19, 2004

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                                 BALANCE SHEETS

                       JUNE 30, 2004 AND DECEMBER 31, 2003

                                     ASSETS

                                                       JUNE 30,        DECEMBER 31,
                                                         2004             2003
                                                      (Unaudited)          (1)
                                                    -------------     -------------
Current assets
  Cash and cash equivalents                         $     22,796      $     22,606
  Investments                                             74,820            79,369
  Accounts receivable, trade                             166,510           234,761
  Inventories                                            979,644           867,532
  Prepaid expenses                                        43,652            54,822
                                                    -------------      ------------

       Total current assets                            1,287,422         1,259,090
                                                    -------------      ------------

Property, plant and equipment, at cost                11,173,853        12,134,970
Accumulated depreciation                              (8,157,373)       (8,901,591)
                                                    -------------      ------------

       Total property, plant and equipment, net        3,016,480         3,233,379
                                                    -------------      ------------

Other assets
  Cash value of life insurance                         1,107,000         1,067,168
  Deposits                                                 1,903               874
  Art and development costs                               50,789            82,227
                                                    -------------      ------------

       Total other assets                              1,159,692         1,150,269
                                                    -------------      ------------

Total assets                                        $  5,463,594      $  5,642,738
                                                    =============     =============

     (1) Derived  from the  audited  financial  statements  for the  year  ended
         December 31, 2003

                 See accompanying notes and accountant's report.

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                                 BALANCE SHEETS

                       JUNE 30, 2004 AND DECEMBER 31, 2003

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                JUNE 30,      DECEMBER 31,
                                                  2004           2003
                                               (Unaudited)       (1)
                                               -----------    ------------
Current liabilities
  Line of credit                               $  369,425     $  287,012
  Current maturities of long-term debt             80,241         73,576
  Accounts payable, trade                         252,574        215,198
  Accrued liabilities
    Payroll                                        71,313         45,923
    Payroll taxes                                  13,723          3,776
    Self-funded health insurance                   36,241         34,829
    Accrued bonuses                                19,207             --
  Notes payable, stockholders                     536,250        524,550
                                               ----------     ----------

       Total current liabilities                1,378,974      1,184,864
                                               ----------     ----------

Long-term liabilities
  Notes payable, long-term maturities             444,018        481,711
                                               ----------     ----------

Stockholders' equity
  Common stock, par value $10 per share;
   authorized 1,000 shares, issued
   and outstanding 1,000 shares                    10,000         10,000
  Additional paid-in capital                        8,000          8,000
  Retained earnings                             3,596,059      3,927,166
  Accumulated other comprehensive income
   Unrealized gain on investments                  26,543         30,997
                                               ----------     ----------

       Total stockholders' equity               3,640,602      3,976,163
                                               ----------     ----------

Total liabilities and stockholders' equity     $5,463,594     $5,642,738
                                               ==========     ==========

     (1) Derived  from the  audited  financial  statements  for the  year  ended
         December 31, 2003

                 See accompanying notes and accountant's report.

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                      STATEMENTS OF OPERATIONS - UNAUDITED

                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                             2004             2003
                                         ------------     ------------

Net sales                                $ 2,592,438      $ 2,532,179

Cost of sales                              2,187,429        2,242,727
                                         ------------     ------------

       Gross profit                          405,009          289,452

Operating expenses
  Sales and marketing                         64,264           58,730
  Administration                             639,573          622,425
                                         ------------     ------------

       Total operating expenses              703,837          681,155
                                         ------------     ------------

       Operating loss                       (298,828)        (391,703)
                                         ------------     ------------

Other income (expense)
  Net miscellaneous income (expense)           1,540           (6,840)
  Interest expense                           (33,819)         (28,271)
                                         ------------     ------------

       Total other income (expense)          (32,279)         (35,111)
                                         ------------     ------------

       Net loss                          $  (331,107)     $  (426,814)
                                         ============     ============

                See accompanying notes and accountant's report.

                                        4

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                 STATEMENTS OF COMPREHENSIVE INCOME - UNAUDITED

                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                               2004           2003
                                            ----------     ----------

Net loss                                    $(331,107)     $(426,814)

Unrealized gain (loss) on securities
  Unrealized holding gains (losses) on
   securities arising during the period        (4,454)        15,576
                                            ----------     ----------

Comprehensive loss                          $(335,561)     $(411,238)
                                            ==========     ==========

                See accompanying notes and accountant's report.

                                        5

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                      STATEMENTS OF CASH FLOWS - UNAUDITED

                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                         2004           2003
                                                      ----------     ----------
Cash flows from operating activities
  Net loss                                            $(331,107)     $(426,814)
  Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities
    Depreciation                                        213,889        240,000
    Amortization                                         46,227         30,000
    (Gain) loss on sale of equipment                     12,161         (8,144)
    Interest accrued on stockholder notes                11,700         11,700
    (Increase) decrease in
      Accounts receivable, trade                         68,251        (79,697)
      Inventories                                      (112,112)       (59,737)
      Prepaid expenses and other assets                  11,170         19,877
    Increase (decrease) in
      Accounts payable, trade                            37,376         61,341
      Accrued liabilities                                55,956          4,430
                                                      ----------     ----------

        Net cash provided by (used in)
          operating activities                           13,511       (207,044)
                                                      ----------     ----------

Cash flows from investing activities
  Increase in cash value of life insurance              (39,832)       (43,410)
  Purchase of equipment                                 (13,085)        (7,457)
  Proceeds from sale of equipment                         3,000         69,767
  Purchase of art and development costs                 (14,789)       (38,148)
                                                      ----------     ----------

        Net cash used in investing activities           (64,706)       (19,248)
                                                      ----------     ----------

Cash flows from financing activities
  Net advances (repayments) on line of credit            82,413       (358,154)
  Proceeds from long-term debt                               --        600,000
  Payments on long-term debt                            (31,028)        (9,831)
                                                      ----------     ----------

        Net cash provided by financing activities        51,385        232,015
                                                      ----------     ----------

Net increase in cash and cash equivalents                   190          5,723

Cash and cash equivalents - beginning                    22,606          2,849
                                                      ----------     ----------

Cash and cash equivalents - ending                    $  22,796      $   8,572
                                                      ==========     ==========

Supplemental disclosures of cash flow information
  Cash paid during the year for interest              $  34,404      $  28,271
                                                      ==========     ==========

                 See accompanying notes and accountant's report.

                                        6

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

1.   SUMMARY OF ACCOUNTING POLICIES

     INCORPORATION

     Joel,  Inc.  d/b/a Simon Candy  Company and  Pharmaloz  (the  Company)  was
     incorporated  on June  12,  1973  under  the  laws of the  Commonwealth  of
     Pennsylvania for the purpose of  manufacturing  hard candy and cough drops.
     The accompanying  financial statements include the results of operations of the Company's two divisions, Simon Candy and Pharmaloz, which is considered to be one operating segment.

     ESTIMATES

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of assets and liabilities at the date of the financial  statements, and the  reported  amounts of revenue  and  expenses  during the  reporting period. Actual results could differ from those estimates.

     CASH EQUIVALENTS

     The Company  considers all highly liquid debt  instruments with an original maturity of three months or less to be cash equivalents.

     ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The  Company  considers  accounts   receivable  to  be  fully  collectible;
     accordingly,  no  allowance  for doubtful  accounts is  required.  Bad debt expense in the amount of $0 and $44,678 for the six months  ending June 30,
     2004 and 2003 were determined and were expensed.

     Trade accounts receivable  potentially subjects the Company to credit risk.
     The Company extends credit to its customers based upon an evaluation of the customer's  financial  condition and credit  history and generally does not require collateral.

     INVESTMENTS

     The  Company  classifies  its  marketable  debt and  equity  securities  as
     "available  for sale."  Securities  classified as "available  for sale" are carried in the financial  statements  at fair value.  Fair values of equity securities  are based on quoted market  prices.  Realized gains and losses, determined  using the  specific  identification  method,  are  included  in earnings and unrealized holding gains and losses are reported as a separate component of stockholders' equity.

                                  (continued)

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

1.   SUMMARY OF ACCOUNTING POLICIES (CONT'D)

     INVENTORY

     Inventory  is valued at the  lower of cost or  market  using the  first-in, first-out method.

     PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are carried at cost. Depreciation is computed using the  straight-line  method.  When  assets are  retired  or  otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.  The cost of  maintenance  and  repairs  is  charged  to  income as incurred,  whereas significant renewals and betterments are capitalized and deductions  are  made  for  retirements  resulting  from  the  renewals  or betterments.

     REVENUE RECOGNITION

     Sales are recognized when the product is delivered and customer  acceptance is obtained. Sales returns and allowances are immaterial.

     SHIPPING AND HANDLING

     Shipping  and  handling  are  included as part of the price  offered to the customer.  In all cases, costs related to this revenue are recorded in cost of sales.

     COMPREHENSIVE INCOME

     In 1998, the Company adopted  Statement of Financial  Accounting  Standards
     (SFAS) No. 130, "Reporting  Comprehensive Income." SFAS No. 130 establishes
     reporting   requirements  of  comprehensive   income  and  its  components.
     Comprehensive  income for the Company  consists of net loss and  unrealized gains and losses on available for sale  securities  and is presented in the statement of comprehensive  income.  Accumulated other comprehensive income is presented as a separate component of equity.

     INCOME TAXES

     Effective  January 1, 1987, the Company elected by unanimous consent of its stockholders  to be taxed as an S Corporation  under the  provisions of the
     Internal  Revenue Code.  Under these  provisions,  the Company does not pay federal or state corporate income taxes on its taxable income. Instead, the stockholders  are liable for  individual  federal and state income taxes on their respective shares of the Company's taxable income.

                                  (continued)

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

1.   SUMMARY OF ACCOUNTING POLICIES (CONT'D)

     ADVERTISING

     Advertising  costs  are  expensed  within  the  period  in  which  they are utilized.  For the six  months  ended June 30,  2004 and 2003,  advertising expense  in the  amount  of  $3,599  and  $1,084  is  presented  as part of operating expenses.

     ART AND DEVELOPMENT COSTS

     Art and development costs are costs for printing dies,  artwork design, and cutting  dies for the  candy  and  cough  drop  wrappers.  These  costs are amortized on a straight-line basis over a period of three years.

     IMPAIRMENT

     The Company  reviews its  long-lived  assets for impairment on an exception basis  whenever  events  or  changes  in  circumstances  indicate  that the carrying  amount of the assets may not be  recoverable  through future cash flows.  If it is determined  that an impairment  loss has occurred based on the  expected  cash  flows,  a  loss  is  recognized  in the  statement  of operations.

     BASIS OF PRESENTATION

     The financial  statements have been prepared by management.  In the opinion of management,  all  adjustments  necessary for a fair  presentation of the financial  position,  results of operations and cash flows, for the periods indicated, have been made.

 2.  INVESTMENTS

     Available  for sale  securities  and their fair values at June 30, 2004 and
     December 31, 2003 are as follows:

                                             Gross        Gross
                                           Unrealized   Unrealized
          June 30, 2004        Cost          Gains        Losses      Fair Value
     ---------------------- -----------    ----------   ----------    ----------

     Common stock             $ 48,048     $ 43,612     $ (17,069)     $ 74,591
     Other                         229           --            --           229
                            -----------    ---------    ----------    ----------
                              $ 48,277     $ 43,612     $ (17,069)     $ 74,820
                            ===========    =========    ==========    ==========

                                  (continued)

                                  JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

2.   INVESTMENTS (CONT'D)

                                             Gross        Gross
                                           Unrealized   Unrealized
       December 31, 2003        Cost         Gains        Losses      Fair Value
     ---------------------- -----------    ----------   ----------    ----------

     Common stock           $   48,143     $   46,785   $(15,788)     $   79,140
     Other                         229          ---        ---               229
                            -----------    ----------   --------=-    ----------

     Equity securities      $   48,372     $   46,785   $(15,788)     $   79,369
                            ===========    ==========   ==========    ==========

3.   INVENTORIES

     Inventories  at  June  30,  2004  and  December  31,  2003  consist  of the following:

                                                2004           2003
                                           ------------   ------------

     Raw materials                         $   719,220    $   644,504
     Finished goods                            260,424        223,028
                                           ------------   ------------
                                           $   979,644    $   867,532
                                           ============   ============

4.   CASH VALUE OF LIFE INSURANCE

     The cash value of life insurance is recorded net of policy loans of $71,785 and $61,598 at June 30, 2004 and December 31, 2003.

                                  (continued)

                                       10

                                  JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

5.   PROPERTY, PLANT AND EQUIPMENT

     A summary of  property,  plant and  equipment at June 30, 2004 and December
     31, 2003 as follows:

                                      Estimated
                                     Useful Lives         2004          2003
                                    --------------    ------------   -----------

     Land                                ---          $   146,458    $   146,458
     Buildings                       10-40 Years        3,530,897      3,571,612
     Machinery and equipment          3-10 Years        7,103,148      7,655,527
     Autos and trucks                  3-5 Years          108,672        119,934
     Furniture and fixtures           3-10 Years          284,678        635,788
     Leasehold improvements              5 Years            ---            5,651

                                                       11,173,853     12,134,970
     Accumulated depreciation                          (8,157,373)    (8,901,591)
                                                      -----------    -----------
                                                      $ 3,016,480    $ 3,233,379

     Depreciation expense totaled $213,889 and $240,000 for the six months ended
     June 30, 2004 and 2003.

6.   LINE OF CREDIT

     The Company has available for its use a line of credit with M&T Bank in the amount of $700,000  at June 30, 2004 and  December  31,  2003.  Any amounts borrowed  are payable on demand and bear  interest at the bank's prime rate plus 0.5%  (4.75% at June 30,  2004 and 4.5% at  December  31,  2003).  The
     amount advanced  against this line of credit totaled  $369,425 and $287,012 as of June 30, 2004 and  December 31,  2003.  This  agreement is secured by various corporate assets and four life insurance  policies on the officers.
     The line of credit agreement expires April 15, 2008.

7.   NOTES PAYABLE - STOCKHOLDERS

     Notes  payable,  in the amount of $536,250 at June 30, 2004 and $524,550 at
     December 31, 2003 to stockholders  Kristin Deck and Andrew Deck are payable upon  demand  and bear  interest  at 5.43% per annum.  No annual  principal repayments are required per the note  agreement.  However,  these notes are subordinate  to the M&T Bank  debt and no  payments  shall be  demanded  or required  until such time as repayment is permitted  under the terms of the
     Company's commercial financing agreement.  Interest continues to be accrued during the deferral  period.  For the six month periods ended June 30, 2004 and 2003, interest expense was $11,700 and $11,700.

                                  (continued)

                                       11

                                  JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

8.   LONG-TERM DEBT

     Long-term  debt at June 30,  2004 and  December  31,  2003  consists of the following:

                                                                         2004         2003
                                                                      ----------   ----------

     Capital Lease Payable - Susquehanna  Commercial Leasing
     requires monthly payments of $182 including interest at
     11% through March 2007.                                          $   4,975    $    ---

     Note payable - M&T Bank,  requires  monthly payments of
     $8,863 including  interest at 6.25% through April 2008.
     The note is  secured  by  virtually  all  assets of the
     Company.                                                           519,284       555,287
                                                                      ----------   -----------

                                                                        524,259       555,287

     Less current portion                                                80,241        73,576
                                                                      ----------   -----------

     Total notes payable - long-term                                  $ 444,018    $  481,711
                                                                      ==========   ===========

     Maturities of long-term debt in each of the next four years are as follows:

         For the 12 Months Ended
     -----------------------------

           June 30, 2005                                                           $  80,241
           June 30, 2006                                                              85,508
           June 30, 2007                                                              89,142
           June 30, 2008                                                             269,368
                                                                                   ----------
                                                                                   $ 524,259
                                                                                   ==========

9.   LOAN COVENANTS

     There are certain financial covenants  applicable to the line of credit and term loan agreement  pertaining to current ratio,  debt coverage ratio, and tangible net worth. The Company met each of these financial covenants as of
     June 30, 2004 and December 31, 2003.

                                  (continued)

                                       12

                                  JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED

10.  OPERATING LEASES

     The  Company   leases   computer   equipment   and  lab   equipment   under
     non-cancelable  operating  leases expiring  through May 2007. Lease expense under  these  operating  leases for the six months  ended June 30, 2004 and
     2003 was $19,000 and $32,141.

     Future minimum lease  payments under all operating  leases for years ending
     June 30 are as follows:

           2005                                                   $    17,749
           2006                                                        14,660
           2007                                                         4,623
                                                                  -----------

                                                                  $    37,032
                                                                  ===========

11.  SELF-FUNDING GROUP INSURANCE RESERVE

     The Company administers a limited self-funding group insurance plan for the medical and dental  health  benefits  of its  employees.  Employee  medical claims are paid by the  Company as  incurred up to a maximum of $25,000 per person per year. A "stop-loss"  insurance  policy is carried by the Company to cover  individual  medical claims in excess of $25,000.  Employee dental claims  are paid by the  Company  as  incurred  up to a limit of $1,000 per person per year.  At June 30,  2004 and  December  31,  2003,  a reserve of
     $36,241 and $34,829 has been  established  by the Company to settle  claims and for incurred but not reported claims.

12.  PENSION PLAN

     In October 1987, the Company adopted a 401(k) plan. The Company contributes
     $10 on the first $2 each  employee  contributes  per week.  If the employee
     contributes   greater  than  $2,  the  Company   matches  50%  of  employee
     contributions to the plan up to 5% of total  compensation.  For the periods ended June 30, 2003 and 2004 pension expense was $30,612 and $31,489.

                                  (continued)

                                       13

13.  SIGNIFICANT CUSTOMERS

     The Company made sales to the following company,  which is considered to be a significant  customer.  Revenues earned from all other customers included those whose revenues  earned during the year did not  constitute  more than
     10% of the total.

                                   Percentage of Accounts      Percentage of Net Sales,
                                       Receivable at               Six Months Ended
                                   -----------------------     ------------------------
                                    June 30,  December 31,      June 30,     June 30,
                                      2004       2003             2004         2003
                                   ---------  ------------     ---------    -----------

     Quigley Corporation              20%         7%              58%          42%

14.  SIGNIFICANT SUPPLIERS

     The  Company  made  purchases  from  the  following  companies,  which  are considered to be significant suppliers.  However,  management believes that alternative suppliers of equivalent products are available if these vendors are unable to provide necessary products or services.

                                                                   Total Purchases,
                                                                   Six Months Ended
                                                             ---------------------------
                                                                June 30,       June 30,
                                                                 2004           2003
                                                             -----------     -----------

     The American Sugar Refining Co.                              8%            11%
     C-P Converters, Inc.                                         5%             6%
     Dee Paper Company, Inc.                                      6%             3%

15.  EXCLUSIVE SUPPLY AGREEMENT

     On March 17, 1997, the Company entered into an exclusive  supply  agreement with the Quigley  Corporation  (a  significant  customer - see note 13). An amendment to the original  agreement  was signed which is effective  for an additional  period of two years from March 17,  2004,  with yearly  renewal thereafter.

                                       14